UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-4743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(c).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2019, Standard Motor Products, Inc. (the “Company”) issued a press release announcing its appointment of James J. Burke, 63, as Chief Operating Officer of the Company. Mr. Burke will also continue to serve as Chief Financial Officer.

Mr. Burke has served as our Chief Financial Officer since 1999. Prior to his appointment as our Chief Operating Officer, Mr. Burke served as our Executive Vice President Finance from 2016 to January 2019, our Vice President Finance from 1999 to 2016, our Director of Finance and Chief Accounting Officer from 1998 to 1999, and our Corporate Controller from 1993 to 1997. Mr. Burke has completed an Executive Education program at Ross School of Business, University of Michigan, and holds an MBA from University of New Haven, and a BBA from Pace University. He has 40 years’ experience in the automotive aftermarket.

Mr. Burke will serve as Chief Operating Officer and Chief Financial Officer on an annual basis. Mr. Burke’s compensation will remain the same in connection with his appointment as Chief Operating Officer.  However, the Compensation and Management Development Committee of the Board of Directors will review the compensation paid to Mr. Burke during its annual review of the compensation paid to all executive officers of the Company.

There are no transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K in connection with Mr. Burke’s appointment as Chief Operating Officer of the Company. Mr. Burke was not selected for the appointment disclosed in this Item 5.02 pursuant to any arrangement or understanding that he had with any other person.

A copy of such press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated January 24, 2019 announcing the appointment of Mr. Burke as Chief Operating Officer of Standard Motor Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Carmine J. Broccole
Carmine J. Broccole
Secretary

Date: January 30, 2019

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 24, 2019 announcing the appointment of Mr. Burke as Chief Operating Officer of Standard Motor Products, Inc.